Exhibit 10.114

                            1994 TIFFANY AND COMPANY
                       SUPPLEMENTAL RETIREMENT INCOME PLAN
                   Amended and Restated as of February 1, 2007

WHEREAS, Tiffany and Company, a New York Corporation, does hereby intend by the following instrument to establish an unfunded supplemental retirement plan for the benefit of a select group of management or highly compensated employees; and

WHEREAS, Tiffany and Company recognizes that certain executives possess an intimate knowledge of the business and affairs of Tiffany and Company and its policies, methods, personnel and problems and that the contributions of these executives are essential to the company's continued growth and success; and

WHEREAS,   Tiffany  and  Company  wants  to  provide  selected  executives  with supplemental retirement income in order to induce selected executives to remain employed by Tiffany and Company until their retirement; and

WHEREAS, Tiffany and Company replaced its prior Supplemental Retirement Income Plan which became effective the 20th day of October, 1989 with this Plan; and

WHEREAS, Tiffany revised this Plan this effective September 18, 2003, which revisions are reflected in this document; and

WHEREAS, Tiffany revised this Plan effective February 1, 2007 to modify age and service requirements for early retirement, which revisions are reflected in this document.

NOW, THEREFORE, to carry the above intentions into effect, and intending to be legally bound hereby, Tiffany and Company does enter into this Plan effective the 1st day of February, 1994.



                         This Plan shall be known as the
                            1994 TIFFANY AND COMPANY
                       SUPPLEMENTAL RETIREMENT INCOME PLAN

                                    ARTICLE I
                                   DEFINITIONS

FOR THE PURPOSES OF THIS PLAN, THE FOLLOWING CAPITALIZED TERMS AND PHRASES SHALL HAVE THE MEANINGS ASCRIBED TO THEM BELOW:

1.1 "Actuarial Equivalent" means the equivalent value of each form of payment, computed in accordance with accepted actuarial principles and on the basis of the same factors then required for use under the Pension Plan and the Excess Plan for the computation of the Participant's Pension Benefit.

1.2 "Administrator" means the individual appointed to administer the Plan pursuant to Article VII.

1.3 "Average Final Compensation" means, with respect to a Participant, his average Compensation during those five years of his last ten years of Creditable Service in which his Compensation was highest. If an Employee has less than five years of Creditable Service or less than five Plan Years in which he accrued Creditable Service, as the case may be, his or her "Average Final Compensation" shall be computed as the average of his or her Compensation over all such years.

1.4 "Beneficiary" means the person, persons, trust or other entity, designated by written revocable designation filed with the Administrator by the Participant to receive payments under this Plan in the event of the Participant's death. In the event Participant fails to effectively make such a designation, the Beneficiary shall be the personal representative of the Participant's estate.

1.5 "Benefit" means, with respect to each Participant, the benefit to which Participant is entitled under Sections 3.2 or 3.3 of this Plan.

1.6 "Claimant" means any Participant or Beneficiary who files a claim for benefits, either directly or through an authorized representative, under
     Section 7.7 of this Plan.

1.7 "Committee" means the Compensation Committee of the Board of Directors of Tiffany & Co., a Delaware corporation, which shall have authority over this Plan.

1.8 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

1.9 "Compensation" means the actual base salary paid to Participant for services rendered to the Employer (exclusive of amounts attributable to the exercise of employee stock options), including straight time for all hours worked, commissions, bonuses, premiums and incentives (in the case of any Employee shown in the attached Schedule "A", the reference to Employer for purposes of this Section 1.9 only shall also refer to Affiliates of the Employer prior to October

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     15, 1984; for the purposes of this Section 1.9  "Affiliate"  shall mean any member of the controlled group of companies of which the Employer was a member within the meaning of Section 414(b), (c) and (m) of the Code at such prior time) including any pre-tax elective deferrals to any Employer sponsored retirement savings plan or cafeteria plan, qualified pursuant to
     Section 401(k) or Section 125 of the Code, and any pre-tax elective deferrals to the Tiffany and Company Executive Deferral Plan, but excluding all other Employer contributions to benefit plans and all other forms of remuneration or reimbursement.

1.10 "Creditable Service" means "Creditable Service" under the Pension Plan.

1.11 "Disability" means an illness or injury which prevents a Participant from performing the Participant's occupation. Disability shall be determined in a uniform manner by the Administrator, provided, however, that no illness or injury shall be deemed a disability for the purposes of this Plan unless the Participant would be entitled to continue to be treated as a "Participant" under the terms of the Pension Plan and to continue to accrue "Creditable Service" under the terms of the Pension Plan during the continuation of such illness or injury.

1.12 "Early Retirement" means the first day of the month following, or coincident with, severance from full-time employment (other than by reason of death) by a Participant (i) after attaining age fifty-five (55) and (ii) with at least ten (10) consecutive Years of Service with Employer; provided, however, that in the event a former Participant is Vested by reason of a "Change in Control" (as that term is defined in Section 6.2 below), item (ii) of this Section 1.11 shall not be applicable.

1.13 "Effective Date" means February 1, 1994.

1.14 "Eligible Employee" means an employee of an Employer appointed an officer of Tiffany & Co., a Delaware corporation, and having the title of "Chief Executive Officer," "President", "Executive Vice President" or "Senior Vice President" and such other highly compensated employees identified and approved by the Committee from time to time.

1.15 "Employer" means Tiffany and Company and any successor organization, or any other business entity which adopts this Plan with consent of the Board of Directors of Tiffany & Co., a Delaware corporation.

1.16 "Employment" means the status of being employed by Employer including periods of active employment and other periods for which the Eligible Employee is listed as an employee of Employer in the payroll records of Employer and periods during which the Eligible Employee is on a Leave of Absence and "Employed" means of the status of Employment.

1.17 "Entry Date" means February 1, 1994 and each January 1 of each calendar year thereafter.

1.18 "Excess Plan" means the 2004 Tiffany and Company Un-Funded Retirement Income Plan to Recognize Compensation in Excess of Internal Revenue Code Limits.

1.19 "Leave of Absence" means any absence from employment, with or without pay, authorized by Employer which would not result, on the first anniversary of the first day of such continuing period of absence, in a "Discontinuance of Active Employment Date" under the Pension Plan.

1.20 "Participant" means any Eligible Employee who has met the conditions for participation as set forth in Article II.

1.21 "Plan" means the 1994 Tiffany and Company Supplemental Retirement Income Plan as described in this instrument, as amended from time to time.

1.22 "Plan Year" means a "Plan Year" under the Pension Plan.

1.23 "Pension Benefit" means, with respect to each Participant, the annual retirement allowance to which Participant is entitled at Retirement payable from the Pension Plan and the Excess Plan and actuarially determined on the basis of an annuity for Participant's life utilizing actuarial assumptions as pertain for all other purposes of said Pension Plan and the Excess Plan whether or not such retirement allowance is actually paid, and regardless of any optional form of benefit payment elected under the Pension Plan and the Excess Plan by said Participant.

1.24 "Pension Plan" means the Tiffany and Company Pension Plan as such Pension Plan may be amended from time to time.

1.25 "Permitted Retirement" means, with respect to each Participant, the earlier of the date on which he takes Early Retirement or Retirement.

1.26 "Retirement" means any severance from full-time employment by a Participant or former Participant (other than by reason of death) after attaining Retirement Age.

1.27 "Retirement Age" means age sixty-five (65).

1.28 "Social Security Benefit" means the amount of the Participant's anticipated unreduced primary insurance benefit under Title II of the Federal Social Security Act computed on the basis of such Act in effect at Permitted Retirement, and consisting of that annual amount to which the Participant would upon proper application be entitled at Retirement Age irrespective of earnings he may be receiving or might receive in excess of any limit on earnings for full entitlement to such benefit. When used in connection with the computation of a Benefit payable under Section 3.3 of the Plan, "Social Security Benefit" shall mean the said Social Security Benefit computed on the assumption that the Participant will continue to receive Compensation until age 65 for purposes of Social Security in the same amount as in effect on the date of his Permitted Retirement. With respect to periods for which the Participant's actual compensation for Social Security purposes is not available, the Social Security Benefit shall be calculated on the assumption that the Participant has compensation for Social Security purposes after 1951, or age 22 if later, and prior to his or her last date of hire or rehire by Employer which increased 6 percent (6%) each year to his or her Compensation on such date of hire or rehire by Employer.

1.29 "Vested" means that portion of a Participant's Benefit to which the Participant has a nonforfeitable right as defined in Section 3.6.

1.30 "Year of Service" means a year of Creditable Service.


                                   ARTICLE II
                            PARTICIPATION IN THE PLAN

2.1 Commencement of Participation. Each Eligible Employee who is an Eligible Employee on an Entry Date shall become a Participant in the Plan as of the first day of such Plan Year.

2.2 Procedure For and Effect of Admission. Each individual who becomes eligible for admission to participate in this Plan shall complete such forms and provide such data as are reasonably required by the Employer as a condition of such admission and will, on the request of Employer, submit to a physical examination by a physician and make such applications for life insurance in order that the Employer may, if Employer determines to do so, obtain a policy of life insurance for the benefit of Employer on the life of such individual in such amounts as Employer shall, in its sole discretion, determine to be necessary or desirable. By becoming a Participant, each individual shall for all purposes under this Plan be deemed conclusively to have assented to the provisions of this Plan and all amendments hereto and to the termination of the pre-existing Tiffany and Company Supplemental Retirement Income Plan which pre-existing plan became effective the 20th day of October, 1989.

2.3 Cessation of Participation. Subject to Section 2.4 below, Participant shall cease to be a Participant the earlier of: (i) the date on which the Plan terminates, or (ii) the date on which he terminates Employment with an Employer. A former Participant will be deemed a Participant, for all purposes of this Plan, as long as such former Participant retains a Vested interest pursuant to the terms of Article III.

2.4 Disability. In the event a Participant incurs a Disability while Employed (whether or not such Disability arises out of such Employment), and for so long as such Disability continues, such Participant shall continue to be a Participant hereunder until the earlier of (i) Participant's death, (ii) Participant's Permitted Retirement or (iii) the cessation of such Disability, and Participant's Compensation in the last 12 months of his active Employment shall be deemed to be his Compensation for the purposes of this Plan during the period of such Disability.


                                   ARTICLE III
                                  PLAN BENEFITS

3.1 Overriding Limitation. Except as provided in this Section 3.1, under no circumstances will a Participant or a former Participant be entitled to a Benefit under this Plan unless and until Participant becomes entitled to payment of a Pension Benefit. In the event the Pension Plan and/or the Excess Plan shall have been terminated as of the time a Pension Benefit would have become payable under the Pension Plan to Participant, the Benefit under this Plan shall be calculated by application, by means of the formula set forth in Section 3.2 below, of the Pension Benefit which would have been payable to Participant under the Pension Plan and the Excess Plan as in effect on February 1, 2007, and if Participant would not have been entitled to a Pension Benefit under the Pension Plan as in effect on February 1, 2007 as of the date a Benefit would otherwise become payable hereunder, no Benefit shall be payable under this Plan.

3.2 Retirement Benefit. Commencing the first day of a month within sixty (60) days of Retirement, Employer will pay a Participant an annual Benefit calculated on the basis of such Participant's Years of Service and Average Final Compensation using the following table and then by subtracting Participant's Pension Benefit and Social Security Benefit:

                                                      Benefit as a
                                                      Percentage of
                                                      Participant's Average
                            Years of Service          Final Compensation


                            25 or more                60%
                            20-24                     50%
                            15-19                     35%
                            10-14                     20%
                            less than 10              nil%


3.3 Early Retirement Benefit. In lieu of the Benefit provided under Section 3.2 above, commencing the first day of a month within sixty (60) days of Early Retirement, Employer will pay a Participant a Benefit. For a Participant who has attained age

     60, who has not attained age 65 and who has rendered 10 or more years of Creditable Service, the annual amount of such Benefit shall be the annual Benefit stated in Section 3.2 reduced by 1/12 of 5 percent for each month that Participant's Early Retirement date precedes the date that such Participant would reach Retirement Age. For a Participant who has attained age 55, who has not attained age 60 and who has rendered 10 or more years of Creditable Service, the annual amount of such benefit shall be the annual Benefit stated in Section 3.2 reduced by the sum of (i) 25 percent and (ii) 1/12th of 3 percent for each month by which his attained age at the date of his retirement is less than age 60.

3.4 Optional Benefits in Lieu of Regular Benefits. A Participant under this Plan shall be deemed to have elected that the Benefit payable under this Plan be payable in the same form of benefit that the Participant has elected or is deemed to have elected under the Pension Plan, to wit, either as a annuity for the life of the Participant or the Actuarial Equivalent thereof paying a proportionately reduced Benefit during his life, with the provision that after his death an allowance of 50%, 66-2/3%,75% or 100% of the rate of his reduced allowance, at his designation, shall continue during the life of, and shall be paid to, the beneficiary designated by him at the time of electing the option. Any election, notice or designation made or given by the Participant under the Pension Plan shall be deemed an election, notice or designation made or given by the Participant under this Plan and any change or revocation of an election, notice or designation made under the Pension Plan (whether automatic or voluntary) shall be deemed to be a change or revocation under this Plan. All time limitations for making elections or designations or giving notice under the Pension Plan with respect to any form of benefit shall be applicable under this Plan. Any designation of a beneficiary made under this Plan shall be subject to the same limitations and spousal consent and spousal waiver requirements as would apply to a comparable designation under the Pension Plan, provided, however that the Committee may, in its discretion, require that any spousal consent or waiver address this Plan specifically.

3.5 Termination of Employment. No Benefit shall be or become payable to a Participant if the Participant ceases to be a Participant prior to obtaining a Vested interest with respect to his Benefit.

3.6 Vesting and Forfeiture of Vested Benefits. Subject to Section 3.1 above, a Participant shall have a Vested interest with respect to his Benefit upon Permitted Retirement or upon a Change in Control pursuant to Article VI, provided that if a Participant's benefit under the Excess Plan is forfeited as provided for in Section 3.12 of the Excess Plan then any Benefit that would otherwise be payable to a Participant or to the beneficiary of any Participant under this Plan shall be likewise forfeited; any decision regarding such forfeiture made under or pursuant to the provisions of the Excess Plan shall be binding for all purposes of this Plan.

3.7 Adjustment, Amendment, or Termination of Benefit. Notwithstanding any other provision to the contrary, the Employer may not adjust, amend, or terminate its obligations to a Participant under this Article III subsequent to that date on which Participant obtains a Vested interest pursuant to Section 3.6 above except as expressly provided in Section 3.6 above.

3.8 Tax Withholding. To the extent required by the law in effect at the time benefits are distributed pursuant to this Article III, the Employer or its agents shall withhold any taxes required by the federal or any state or local government from payments made hereunder.



                                   ARTICLE IV
                                  UNFUNDED PLAN

4.1 Unfunded Benefits. Benefits are payable as they become due irrespective of any actual investments the Employer may make to meet its obligations. Neither the Employer, nor any trustee (in the event the Employer elects to use a grantor trust to accumulate funds) shall be obligated to purchase or maintain any asset including any life insurance policy. To the extent a Participant or any person acquires a right to receive payments from the Employer under this Plan, such right shall be no greater than the right of any unsecured creditor of the Employer.


                                    ARTICLE V
                            AMENDMENT AND TERMINATION

5.1 Plan Amendment. Subject to Sections 3.6 and 3.7, this Plan may be amended in whole or in part by the Employer at any time.

5.2 Plan Termination. Subject to Sections 3.6 and 3.7, the Employer reserves the right to terminate this Plan at any time but only in the event that the Employer, in its sole discretion, shall determine that the economics of the Plan have been adversely and materially affected by a change in the tax laws, other government action or other event beyond the control of the Participant and the Employer or that the termination of the Plan is otherwise in the best interest of Employer.


                                   ARTICLE VI
                                CHANGE IN CONTROL

6.1 Benefits in the Event of a Change in Control. In the event a Change in Control, as defined in Section 6.2, occurs, each Participant shall become Vested in his Benefit. For purposes of computing the Benefit under Section 3.2, Years of Service shall be actual Years of Service, except that, in the case of a Participant having less than ten (10) Years of Service at the time of such Change of Control, such Benefit will be calculated using the greater of ten (10) Years of Service or actual Years of Service. A Change of Control shall not accelerate the date on which any person is entitled to receive a Benefit under this Plan, alter the overriding limitation set forth in Section 3.1 above or relieve Participant from the forfeiture provisions of Section 3.6 above.

6.2 Definition of Change in Control. A "Change in Control" shall be deemed to have occurred if: (A) any person or group of persons acting in concert acquires thirty-five percent (35%) in voting power or amount of the equity securities of Tiffany & Co., a Delaware corporation ("Tiffany-Delaware"), (including the acquisition of any right, option, warrant or other right to obtain such voting power or amount, whether or not presently exercisable);
     (B) individuals who constitute the Board of Directors of Tiffany-Delaware on February 1, 1994 (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board of Directors, provided that any individual becoming a director subsequent to the date February 1, 1994 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of Tiffany-Delaware in which such individual is named as a nominee for director) shall be, for the purposes of this subsection
     (B), considered as though such individual were a member of the Incumbent Board; or (C) any other circumstance with respect to a change in control of Tiffany-Delaware occurs which the Compensation Committee of the Board of Directors of Tiffany-Delaware deems to be a Change in Control of
     Tiffany-Delaware. As used herein, the word "person" shall mean an individual or an entity.


                                   ARTICLE VII
                                 ADMINISTRATION

7.1 Appointment of Administrator. The Employer is the named fiduciary of the plan for which this document is the written instrument. The Employer shall appoint, on behalf of all Participants, an Administrator. The Administrator may be removed by the Employer at any time and he may resign at any time by submitting his resignation in writing to the Employer. A new Administrator shall be appointed as soon as possible in the event that the Administrator is removed or resigns from his position. Any person so appointed shall signify his acceptance by filing a written acceptance with the Employer.

7.2 Administrator's Responsibilities. The Administrator is responsible for the day to day administration of the Plan. He may appoint other persons or entities to perform any of his functions. Such appointment shall be made and accepted by the appointee in writing and shall be effective upon the written approval of the Employer. The Administrator and any such appointee may employ advisors and other persons necessary or convenient to help him carry out his duties including his fiduciary duties. The Administrator shall have the right to remove any such appointee from his position.

7.3 Records and Accounts. The Administrator shall maintain or shall cause to be maintained accurate and detailed records of Participants and of their rights under the Plan. Such accounts, books and records relating thereto shall be open at all reasonable times to inspection and audit by the Employer and by persons designated thereby.

7.4 Administrator's Specific Powers and Duties. In addition to any powers, rights and duties set forth elsewhere in the Plan, the Administrator shall have the following powers and duties:

     A. To adopt such rules and regulations consistent with the provisions of the Plan;

     B. To enforce the Plan in accordance with its terms and any rules and regulations he establishes;

     C. To maintain records concerning the Plan sufficient to prepare reports, returns and other information required by the Plan or by law;

     D. To construe and interpret the Plan and to resolve all questions arising under the Plan;

     E. To direct the Employer to pay benefits under the Plan, and to give such other directions and instructions as may be necessary for the proper administration of the Plan;

     F. To be responsible for the preparation, filing and disclosure on behalf of the Plan of such documents and reports as are required by any applicable federal or state law.

7.5 Employer's Responsibility to Administrator. The Employer shall furnish the Administrator such data and information as he may require. The records of the Employer shall be determinative of each Participant's period of employment, termination of employment and the reason therefore, leave of absence, reemployment, years of service, personal data, and compensation levels. Participants and their Beneficiaries shall furnish to the Administrator such evidence, data, or information, and execute such documents as the Administrator requests.

7.6 Liability. Neither the Administrator nor the Employer shall be liable to any person for any action taken or omitted in connection with the administration of this Plan unless attributable to his own fraud or willful misconduct; nor shall the Employer be liable to any person for such action unless attributable to fraud or willful misconduct on the part of the director, officer or employee of the Employer.

7.7  Procedure to Claim Benefits.

     Initial Claim. Each Claimant must claim any benefit to which he is entitled under this Plan by a written notification to the Administrator. If a claim is wholly or partially denied, it must be so denied within a reasonable period of time, but not later than 90 days after this Plan's receipt of the claim. This initial 90-day period shall begin at the time the claim is filed, without regard to whether all the information necessary to make a benefit determination accompanies the filing. If the Administrator determines that special circumstances require an extension of time for processing the claim, he shall furnish written notice of the extension of the Claimant prior to the termination of the initial 90-day period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which this Plan expects to render the benefit determination. In no event shall the extension exceed a period of 90 days from the end of the initial 90-day period.

     The whole or partial denial of a claim must be contained in a written notice stating the following:

     A.   The specific reason for the denial,

     B.   Specific reference to the Plan Provision on which the denial is based,

     C. Description of additional information necessary for the Claimant to present his claim, if any, and an explanation of why such material is necessary, and

     D. A description of this Plan's review procedures and the time limits applicable to such procedures, including a statement of the Claimant's right to bring a civil action under Section 502(a) of the Employee Retirement Income Security Act of 1974.

     Request for Review. The Claimant will have sixty (60) days to request a review of the denial by the Administrator, who will provide a full and fair review. The request for review must be written and submitted to the same person who handles initial claims. The Claimant may review pertinent documents, and may submit issues and comments in writing. Claimant shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to his benefits. The decision by the Administrator with respect to the review must be given within sixty (60) days after receipt of the request, unless special circumstances require an extension (such as for a hearing). This initial 60-day period shall begin at the time an appeal is filed, without regard to whether all the information necessary to make a benefit determination on review accompanies the filing. If the Administrator determines that special circumstances require an extension of time for processing the review, he shall furnish written notice of the extension to the Claimant prior to the termination of the initial 60-day period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which this Plan expects to render the determination on review. In no event shall the extension exceed a period of 60 days from the end of the initial 60-day period. The Administrator's review shall take into account all comments, documents, records, and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

     The whole or partial denial of a claim on review must be contained in a written notice stating the following:

     A.   The specific reasons for the adverse determination,

     B. Reference to the specific Plan Provisions on which the adverse determination is based,

     C. A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits, and

     D. A statement of the Claimant's right to bring an action under section 502(a) of the Employee Retirement Income Security Act of 1974.

     All notices and decisions written under this Section 7.7 shall be written in a manner calculated to be understood by the Claimant. The Administrator shall take all necessary steps to ensure and verify that benefit claim determinations made under this Section 7.7 are made in accordance with this Plan and that the Plan Provisions are applied consistently with respect to similarly situated Claimants. Nothing in this Section 7.7 shall be construed to preclude an authorized representative of a Claimant from acting on behalf of such Claimant in pursuing a benefit claim or appeal of a whole or partial denial, provided that the Claimant provides written authorization to the Administrator identifying such representative, signed by the Claimant under the seal of notary, prior to the authorized representative acting on his behalf.


                                  ARTICLE VIII
                                  MISCELLANEOUS

8.1 Supplemental Benefits. The benefits provided for the Participants under this Plan are in addition to benefits provided by any other plan or program of the Employer and, except as otherwise expressly provided for herein, the benefits of this Plan shall supplement and shall not supersede any plan or agreement between the Employer and any Participant.

8.2 Governing Law. The Plan shall be governed and construed under the laws of the State of New York as in effect at the time of its adoption.

8.3 Jurisdiction. The courts of the State of New York shall have exclusive jurisdiction in any or all actions arising under this Plan.

8.4 Binding Terms. The terms of this Plan shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators and successors.

8.5 Spendthrift Provision. The interest of any Participant or any beneficiary receiving payments hereunder shall not be subject to anticipation, nor to voluntary or involuntary alienation until distribution is actually made.

8.6 No Assignment Permitted. No Participant, Beneficiary or heir shall have any right to commute, sell, transfer, assign or otherwise convey the right to receive any payment under the terms of this Plan. Any such attempted assignment shall be considered null and void.

8.7 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal or invalid provision had never been contained therein.

8.8 Construction. All headings preceding the text of the several Articles hereof are inserted solely for reference and shall not constitute a part of this Plan, nor affect its meaning, construction or effect. Where the context admits, words in the masculine gender shall include the feminine and neuter genders, and the singular shall mean the plural.

8.9 No Employment Agreement. Nothing in this Plan shall confer on any Participant the right to continued employment with any Employer and, except as expressly set forth in a written agreement entered into with the express authorization of the Board of Directors of Employer, both the Participant and the Employer shall be free to terminate Participant's employment for any cause or without cause.

                                         TIFFANY AND COMPANY

ATTEST:


_______________________________          By:____________________________________
Patrick B. Dorsey, Secretary                  Michael J. Kowalski, Chairman


ATTEST:


_______________________________          By:____________________________________
Patrick B. Dorsey, Secretary                  James N. Fernandez, Executive Vice
                                              President